Exhibit 99.3

SPHERIX INCORPORATED and NORTH SOUTH HOLDINGS INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

    The unaudited pro forma condensed combined balance sheet as of June 30, 2013, combines the historical consolidated balance sheets of Spherix Incorporated (“Spherix”) and North South Holdings, Inc. (“North South”), giving effect to the acquisition of North South by Spherix and giving effect to the acquisition of certain patents by Spherix from Rockstar Consortium US LP as if they had occurred on June 30, 2013.

    The unaudited pro forma condensed combined statements of operations for the fiscal period ended December 31, 2012 and for the six months ended June 30, 2013, are prepared by Spherix and give effect to the following transaction as if it had occurred on January 1, 2012:

•	the acquisition of North South by Spherix

    The historical consolidated financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the aforementioned transaction, (2) factually supportable, and (3) with respect to the statements of loss, expected to have a continuing impact on the combined results.  The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements.  In addition, the unaudited pro forma condensed combined financial information was based on and should be read in conjunction with the:

•
separate audited consolidated financial statements of Spherix as of and for the year ended December 31, 2012 and the related notes, included in Spherix’s Annual Report on Form 10-K for the year ended December 31, 2012;

•	audited financial statements of North South as of and for the period ended December 31, 2012 and the related notes included herein;

•
separate unaudited consolidated financial statements of Spherix as of and for the six months ended June 30, 2013, and the related notes, included in Spherix’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013; and

•	unaudited financial statements of North South as of and for the six months ended June 30, 2013, and the related notes included herein.

    The unaudited pro forma condensed combined financial information has been presented for informational purposes only.  The pro forma information is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the acquisition been completed as of the dates indicated.  In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

    Any material transactions between Spherix and North South during the periods presented in the unaudited pro forma condensed combined financial statements have been eliminated.

SPHERIX INCORPORATED and NORTH SOUTH HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (continued)

    The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting under U.S. GAAP.  The accounting for the acquisition of North South is dependent upon certain valuations that are provisional and are subject to change.  Spherix will finalize these amounts as it obtains the information necessary to complete the measurement process.  Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information.  Differences between these preliminary estimates and the final acquisition accounting may occur and these differences could be material.  Additionally, the differences, if any, could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and Spherix’s future results of operations and financial position.

    In addition, the unaudited pro forma condensed combined financial information does not reflect any cost savings, operating synergies or revenue enhancements that the combined company may achieve as a result of the acquisition of North South, the costs to integrate the operations of Spherix, North South or the costs necessary to achieve these cost savings, operating synergies and revenue enhancements.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2013
	Historical
	Spherix	North South	Rockstar	North South	Pro Forma	Pro Forma
ASSETS	Incorporated	Holdings, Inc.	July 2013 (6)	August 2013 (1)	Adjustments (2,5)	Consolidated
Current assets
Cash and cash equivalents	$3,019,894	$1,630,166	$(2,000,000)	$1,801,060	$-	$4,451,120
Accounts receivable	-	94,000	-	-	-	94,000
Other receivables	67	-	-	-	-	67
Prepaid expenses and other assets	70,102	29,425	-	-	-	99,527
Total current assets	3,090,063	1,753,591	(2,000,000)	1,801,060	-	4,644,714

Investment in Spherix by North South	-	500,000	-	-	(500,000)	-
Property and equipment, net of accumulated depreciation	2,519	-	-	-		2,519
Patent portfolios, net	-	792,370	3,000,000	-	307,630	4,100,000
Goodwill	-	-	-	-	2,728,806	2,728,806
Deposit	29,505	-	-	-	-	29,505
Total assets	$3,122,087	$3,045,961	$1,000,000	$1,801,060	$2,536,436	$11,505,544

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$373,768	$24,000	$-	$-	$450,000	$847,768
Patent settlement payable	-	47,648	-	-	-	47,648
Accrued salaries and benefits	67,368	-	-	-	-	67,368
Liabilities of segment held for sale	5,102	-	-	-	-	5,102
Total current liabilities	446,238	71,648	-	-	450,000	967,886

Deferred rent	44,312	-	-	-	-	44,312
Warrant liabilities	76,506	-	-	-	-	76,506
Total liabilities	567,056	71,648	-	-	450,000	1,088,704

Commitments and contingencies

Stockholders' equity
Convertible preferred stock, $0.0001 par value, 500 shares authorized; Series A: 500 shares issued and outstanding at June 30, 2013;	-	-	-	-	-	-
Convertible preferred stock, $0.0001 par value, 5,000,000 shares authorized; Series B: 1 share issued and outstanding at June 30, 2013; liquidation preference $1,000 per share	-	-	-	-	-	-
Series C: 158,944 shares issued and outstanding at June 30, 2013; liquidation preference $0.0001 per share	16	-	-	-	-	16
Series D: no shares issued and outstanding at June 30, 2013; liquidation preference $0.0001 per share	-	-	-	-	138	138
Series E: 100,000 shares issued and outstanding at June 30, 2013; liquidation preference $0.0001 per share	10	-	-	-	-	10
Common stock, $0.0001 par value, 50,000,000 shares authorized; 884,507 issued at at June 30, 2013 and 884,106 outstanding at June 30, 2013	89	-	18	-	120	227
Paid-in capital in excess of par value	42,834,595	3,234,880	999,982	1,801,060	2,275,611	51,146,128
Treasury stock, at cost, 401 shares at June 30, 2013	(464,786)	-	-	-	-	(464,786)
Accumulated deficit	(39,814,893)	(260,567)	-	-	260,567	(40,264,893)
					(450,000)
Total stockholders' equity	2,555,031	2,974,313	1,000,000	1,801,060	2,086,436	10,416,840
Total liabilities and stockholders' equity	$3,122,087	$3,045,961	$1,000,000	$1,801,060	$2,536,436	$11,505,544

See the accompanying notes to the unaudited pro forma condensed combined financial statements, which are an integral part of these statements.

The pro forma adjustments are explained in Notes 2 and 5: Pro Forma Adjustments.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2012

	Historical		Discontinued
	Spherix	North South	Operations	Pro Forma	Pro Forma
	Incorporated	Holdings, Inc.	Eliminated	Adjustments (3,7)	Consolidated

Revenue	$19,922	$-	$-	$-	$19,922

Costs of Revenues
Amortization of patents	-	-	-	129,412	868,849
				739,437
Legal fees settlement	-	-	-	-	-
Patent maintenance fees	-	-	-	-	-
Royalty fees - inventor	-	-	-	-	-
Research and development	727,091	-	-	-	727,091
Selling, general and administrative	2,764,836	35,953	-	-	2,800,789
Total operating expenses	3,491,927	35,953	-	868,849	4,396,729
Loss from operations	(3,472,005)	(35,953)	-	(868,849)	(4,376,807)

Other Income from Change in Fair Value of Warrants	1,202,489	-	-	-	1,202,489
Loss on issuance of warrants	(621,983)	-	-	-	(621,983)
Interest income	3,466	-	-	-	3,466
(Loss) from continuing operations before taxes	(2,888,033)	(35,953)	-	(868,849)	(3,792,835)
Income tax expense	-	-	-	-	-
(Loss) from continuing operations	(2,888,033)	(35,953)	-	(868,849)	(3,792,835)

Discontinued operations
Loss from discontinued operations	(968,991)	-	968,991	-	-
Income tax expense	-	-	-	-	-
Loss from discontinued operations	(968,991)	-	968,991	-	-

Net (loss)	$(3,857,024)	$(35,953)	$968,991	$(868,849)	$(3,792,835)

Net loss per share, basic and diluted
Continuing operations	$(10.56)	$(71.91)	$-		$(2.29)
Discontinued operations	$(3.54)	$-	$3.54		$-
Basic and diluted net loss per share	$(14.10)	$(71.91)	$3.54		$(2.29)

Weighted average number of shares outstanding,
Basic and diluted	273,567	500	273,567		1,653,711

No dividends declared or paid	$-	$-			$-

Book value per share,
Basic	$3.12	$1,928.09			$5.27
Diluted	$1.12	$19.09			$0.49

Weighted average number of shares outstanding, book value per share purposes only (9)
Basic	273,567	500			1,653,711
Diluted	764,388	50,500			17,946,882

See the accompanying notes to the unaudited pro forma condensed combined financial statements, which are an integral part of these statements.

The pro forma adjustments are explained in Notes 2 and 5: Pro Forma Adjustments.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the six month period ended June 30, 2013
	Historical		Discontinued
	Spherix	North South	Operations	Pro Forma	Pro Forma
	Incorporated	Holdings, Inc.	Eliminated	Adjustments (4,8)	Consolidated

Revenues	$5,974	$94,000	$-	$-	$99,974

Costs of Revenues
Amortization of patents	-	34,514	-	30,192	434,425
				369,719
Legal fees settlement	-	17,440	-	-	17,440
Patent maintenance fees	-	111,567	-	-	111,567
Royalty fees - inventor	-	30,208	-	-	30,208
Research and development	49,368	-	-	-	49,368
Selling, general and administrative	1,813,770	124,885	-	-	1,938,655
Total operating expenses	1,863,138	318,614	-	399,911	2,581,663
Loss from operations	(1,857,164)	(224,614)	-	(399,911)	(2,481,689)

Unrealized (loss) gain on the change in fair value of warrant liabilities	(2,647,048)	-	-	-	(2,647,048)
Interest income	537	-	-	-	537
Loss from continuing operations	(4,503,675)	(224,614)	-	(399,911)	(5,128,200)
Income tax expense	-	-	-	-	-
Loss from continuing operations	(4,503,675)	(224,614)	-	(399,911)	(5,128,200)

Discontinued operations
Loss from discontinued operations	-	-	-	-	-
Income tax expense	-	-	-	-	-
Loss from discontinued operations	-	-	-	-	-

Net loss	$(4,503,675)	$(224,614)	$-	$(399,911)	$(5,128,200)

Net loss per share, basic and diluted
Continuing operations	$(6.44)	$(449.23)	$-		$(2.47)
Discontinued operations	$-	$-	$-		$-
Basic and diluted net loss per share	$(6.44)	$(449.23)	$-		$(2.47)

Weighted average number of shares outstanding,
Basic and diluted	699,614	500	699,614		2,079,758

No dividends declared or paid	$-	$-			$-

Book value per share,
Basic	$3.65	$5,948.63			$5.01
Diluted	$2.41	$58.90			$0.57

Weighted average number of shares outstanding, book value per share purposes only (9)
Basic	699,614	500			2,079,758
Diluted	1,061,229	50,500			18,243,723

See the accompanying notes to the unaudited pro forma condensed combined financial statements, which are an integral part of these statements.

The pro forma adjustments are explained in Notes 2 and 5: Pro Forma Adjustments.

SPHERIX INCORPORATED and NORTH SOUTH HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (continued)

Note 1: Description of Transaction

    On April 2, 2013, the Spherix Incorporated (the “Company”) entered into an Agreement and Plan of Merger (the "Merger Agreement") with its wholly owned subsidiary, Nuta Technology Corp., a Virginia corporation (“Nuta”), North South Holdings, Inc., a Delaware corporation ("North South"), the owner or assignee of certain patents, licenses and applications (the “North South Intellectual Property”), and the shareholders of North South (the "North South Shareholders").  This agreement was amended on August 30, 2013.  On September 10, 2013, the transaction contemplated under the Merger Agreement was completed and North South merged with and into Nuta with Nuta as the surviving corporation.  Nuta will operate in the State of Virginia as the record owner of the North South Intellectual Property.

    Pursuant to the terms and conditions of the Merger, at the closing of the Merger, all issued and outstanding shares of North South’s capital stock were converted into the right to receive an aggregate of 1,203,153 shares of the Company’s common stock, par value $0.0001 per share and 1,379,685 shares of the Company’s newly designated Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), which is convertible into shares of the Company’s Common Stock on a one-for-ten basis (collectively with the 1,203,153 shares of Common Stock, the “Merger Consideration”).  Each holder of Series D Preferred Stock is entitled to vote on all shareholder matters, equal to the number of shares of Common Stock such shares are convertible into at such time, unless the holder is precluded from affecting the conversion taking into account beneficial ownership limitations and conversion limits as set forth in the Certificate of Designation.

    At the effective time of the Merger, from the Merger Consideration, 555,072 shares of common stock and 94,493 shares of the Series D Preferred Stock (the “Escrow Shares”) shall be delivered to an escrow agent and shall be held pursuant to an escrow agreement to secure the Company from certain claims that may arise with respect to the representations, warranties, covenants or indemnification obligations of the North South Shareholders for a period of twelve (12) months following the closing of the Merger.  The Escrow Shares are the sole remedy for indemnifiable losses payable under the Merger Agreement.

Note 2: Basis of Presentation

    The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations, and uses the fair value concepts defined in ASC Topic 820, Fair Value Measurement, and was based on the historical financial statements of Spherix and North South.

    Under the acquisition method of accounting, the assets acquired and liabilities assumed will be recorded as of the completion of the North South Acquisition, primarily at their respective fair values and added to those of Spherix.  Financial statements and reported results of operations of Spherix issued after completion of the North South Acquisition will reflect these values, but will not be retroactively restated to reflect the historical financial position or results of operations of North South.

    Under ASC 805, acquisition-related transaction costs (i.e., advisory, legal, valuation, other professional fees) and certain acquisition-related restructuring charges are not included as a component of consideration transferred but are accounted for as expenses in the periods in which the costs are incurred.

SPHERIX INCORPORATED and NORTH SOUTH HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (continued)

Note 2: Basis of Presentation (continued)

    In connection with the North South Acquisition, total acquisition-related transaction costs expected to be incurred by Spherix and North South are estimated to be approximately $650,000, consisting of acquisition-related transaction costs to be incurred by Spherix.  The estimated acquisition-related transaction costs will be expensed by Spherix as follows: $200,000 expensed in the quarter ended June 30, 2013, and $450,000 to be expensed in the quarter ended September 30, 2013.

    On September 10, 2013, the Company entered into an employment agreement with the new Chief Executive Officer for a base salary of $350,000 plus a signing bonus of $100,000. No adjustment has been made for this amount in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2012 and six months ended June 30, 2013 due to the fact that the historical financial statements of Spherix include compensation expense for similar executives who, as of the date of the Merger, are no longer employed by Spherix.

Note 3: Accounting Policies

    As of the acquisition date, Spherix is reviewing, in detail, North South’s accounting policies.  As a result of that review, Spherix may identify differences between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial statements.  At this time, Spherix is not aware of any differences that would have a material impact on the combined financial statements.

    As a result, the unaudited pro forma condensed combined financial statements do not assume any differences in accounting policies.

Note 4: Fair Value Consideration Transferred in Connection with the North South Acquisition

    The following is a preliminary estimate of the purchase consideration transferred in the North South Acquisition. The estimated valuation of the Company’s patent portfolios was based on independent appraiser’s report dated September 10, 2013:

Payment for North South’s Cash Balance	$2,684,363
Payment for North South’s Prepaid Expenses and Other Assets	14,503
Payment for Patent Portfolios	1,100,000
Estimated Purchase Price	$3,798,866

    The fair value of the stock transferred by Spherix as consideration based on an independent appraiser’s report dated September 10, 2013:

Fair value of Common Stock	$473,101
Fair value of Series D Convertible Preferred Stock	5,037,648
Fair value of consideration for North South	$5,510,749

    The fair value of the identifiable intangible assets and their weighted-average useful lives based on an independent appraiser’s report dated September 10, 2013 are as follows:

Patent Portfolios	$1,100,000

SPHERIX INCORPORATED and NORTH SOUTH HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (continued)

Note 4: Fair Value Consideration Transferred in Connection with the North South Acquisition (continued)

    Intangible assets are comprised of patents with estimated useful lives between 8 and 9 years (20-year life of underlying patent, less the approximate 11 to 12 years elapsed since original patent application).  Once placed in service, Spherix will amortize the costs of intangible assets over their estimated useful lives on a straight-line basis.  Costs incurred to acquire patents, including legal costs, are also capitalized as long-lived assets and amortized on a straight-line basis with the associated patent.

    Goodwill of $1,711,883 will be recognized in this transaction which represents the difference between the consideration of the stock of $5,510,749 and the net assets received by the Company of $3,798,866.

Note 5: Pro Forma Adjustments in Connection with the North South Acquisition

    This note should be read in conjunction with Note 1. Description of Transaction; Note 2. Basis of Presentation; and Note 4. Fair Value of Consideration Transferred in Connection with the North South Acquisition.  The following summarizes the pro forma adjustments in connection with the North South Acquisition to give effect to the acquisition as if it had occurred on January 1, 2012 for purposes of the pro forma condensed combined statements of operations and on June 30, 2013, for purposes of the pro forma condensed combined balance sheet:

(1) To record August 2013, issuance of 1,689 shares of common stock for net proceeds of $1,801,060 as of June 30, 2013.

	DR	CR
Cash and cash equivalents	1,801,060
Additional paid in capital		1,801,060

(2)  To record Spherix’s issuance of 1,203,153 shares of Spherix’s common stock and 1,379,685 shares of Spherix’s Series D Convertible Preferred Stock as consideration to North South Shareholders in connection with the completion of the acquisition of North South as of June 30, 2013. The fair value of the identifiable intangible assets is a preliminary estimate based on an independent appraiser’s report.

	DR	CR
Patent portfolios, net	307,630
Goodwill	2,728,806
Series D Convertible Preferred Stock		138
Common Stock		120
Accumulated deficit		260,567
Investment in Spherix		500,000
Additional paid in capital		2,275,611

(3) To record amortization expense of the patent portfolios for the year ended December 31, 2012.

	DR	CR
Amortization expense	129,412
Accumulated amortization		129,412

(4) To adjust amortization expense of the patent portfolios for the six months ended June 30, 2013.

	DR	CR
Amortization expense	30,192
Accumulated amortization		30,192

SPHERIX INCORPORATED and NORTH SOUTH HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (continued)

Note 5: Pro Forma Adjustments in Connection with the North South Acquisition (continued)

(5) To accrue for transaction costs on the merger with North South for the quarter ended September 30, 2013.

	DR	CR
Accumulated deficit	450,000
Accrued expenses		450,000

Note 6: Pro Forma Adjustments in Connection with the Rockstar Patent Portfolio Purchase

(6)  To record Spherix’s issuance of 176,991 shares of Spherix’s common stock and cash of $2,000,000 as consideration to Rockstar Consortium US LP for the purchase of a portfolio of patents as of June 30, 2013.

	DR	CR
Patent portfolios, net	3,000,000
Cash		2,000,000
Common stock		18
Paid-in capital		999,982

(7) To record amortization expense of Rockstar patent portfolios for the year ended December 31, 2012.

	DR	CR
Amortization expense	739,437
Accumulated amortization		739,437

(8) To record amortization expense of Rockstar patent portfolios for the six months ended June 30, 2013.

	DR	CR
Amortization expense	369,719
Accumulated amortization		369,719

SPHERIX INCORPORATED and NORTH SOUTH HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (continued)

Note 7: Pro Forma Adjustments - Spherix: Weighted average number of shares outstanding, book value per share purposes only

(9) To present Spherix’s common share equivalents for book value per share purposes only at December 31, 2012 and June 30, 2013.

Spherix	Historical December 31, 2012	Historical June 30, 2013	Pro Forma December 31, 2012	Pro Forma June 30, 2013
Weighted average shares outstanding – basic	273,567	699,614	1,653,711	2,079,758
Common Stock Equivalents:
Convertible Preferred Stk. – Series B	1	1	1	1
Convertible Preferred Stk. – Series C	-	158,944	-	158,944
Convertible Preferred Stk. – Series D	-	-	13,796,850	13,796,850
Warrants	483,657	75,757	483,657	75,757
Restrictive Stock Awards	-	120,250	-	120,250
Options	7,163	6,663	7,163	6,663
2013 Option Plan	-	-	2,005,500	2,005,500

Weighted-average shares outstanding – Diluted	764,388	1,061,229	17,946,882	18,243,723

End of Notes to Unaudited Pro Forma Condensed Combined Financial Information